Exhibit 13.1

CERTIFICATION OF PATRICK KRON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF ALSTOM AND PHILIPPE JAFFRÉ, CHIEF FINANCIAL OFFICER OF ALSTOM, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alstom (the “Company”) on Form 20-F for the period ending 31 March 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 17, 2004
	By:	/s/ PATRICK KRON
Name: Patrick Kron
Title: Chairman and Chief Executive Officer

Date: June 17, 2004
	By:	/s/ PHILIPPE JAFFRÉ
Name: Philippe Jaffré
Title: Chief Financial Officer